UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): APRIL 21, 1998

                        THE MERIDIAN RESOURCE CORPORATION
               (Exact name of registrant as specified in charter)

        TEXAS                    001-10671                 76-0319553
(State of Incorporation)   (Commission File No.)      (I.R.S. Employer
                                                       Identification No.)



15995 N. BARKER'S LANDING, SUITE 300
           HOUSTON, TEXAS                                      77079
(Address of Principal Executive Offices)                     (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (281) 558-8080

ITEM 2.  ITEM 5.

      On April 21, 1998, the Company issued a press release announcing successful bids at the most recent Louisiana State Lease Sale on five
Louisiana lease tracts located within the Rockefeller Refuge for a total consideration of $6,656,000. The Company and its partner, Burlington Resources, participated in a group of six underwriting companies. Additionally, the Company announced that it has exercised its exclusive right of option to lease approximately 8,000 acres located under its 117- square-mile proprietary 3-D survey covering its Main Pass/Breton Sound prospect area. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

      (c)   EXHIBITS.

     99.1   -   Press Release of the Company dated April 21, 1998.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE MERIDIAN RESOURCE CORPORATION


Dated: April 23, 1998               /S/ P. RICHARD GESSENGER
                                        P. Richard Gessenger
                                        Chief Financial Officer

                               INDEX TO EXHIBITS


      NUMBER                        EXHIBIT
     --------                      ---------

      99.1  -     Press Release of the Company dated April 21, 1998.